UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-4375

Name of Fund: Merrill Lynch New York Municipal Bond Fund of Merrill Lynch
              Multi-State Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/03

Date of reporting period: 10/01/02 - 09/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        New York
                                        Municipal
                                        Bond Fund

Annual Report
September 30, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch New York Municipal Bond Fund

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust during its taxable year ended September 30, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.


2      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003

A Letter From the President

Dear Shareholder

Now in its final quarter, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. Sub par economic growth of 1.4% in the first quarter of 2003 increased to projected growth of more than 4% in the second half of the year. With that good news, fixed income investments, which had become the asset class of choice during the long equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of September, long-term municipal revenue bond yields were slightly higher than they were one year earlier, at 5.22% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued more than $390 billion in new long-term tax-exempt bonds during the 12-month period ended September 30, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003      3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund was positioned defensively for most of the year in anticipation of a rise in long-term interest rates. Performance benefited late in the period as interest rates rose dramatically.

Discuss the recent market environment relative to municipal bonds.

Amid considerable interest rate volatility, U.S. Treasury bond yields were moderately higher at the end of September 2003 than they had been a year earlier. Initially, volatile equity markets, concerns over the Iraqi conflict, and sub par domestic economic growth combined to push bond yields lower through early June 2003. By mid-June, U.S. Treasury bond yields had declined by approximately 50 basis points (.50%) to 4.17%. Bond yields moved sharply higher in July and August, however, in response to more positive business activity, especially continued strong home sales and improving employment trends. By the end of August, U.S. Treasury bond yields had risen to almost 5.25%. Bond prices again surged in September in reaction to renewed weakening in U.S. economic conditions. By the end of the fiscal year, long-term U.S. Treasury yields had fallen to 4.88%, representing an increase of approximately 20 basis points during the past 12 months.

Long-term tax-exempt bond yields also rose over the 12 months, although to a lesser extent than U.S. Treasury obligations. Yield volatility was lower than that seen in U.S. Treasury issues, as municipal bond prices typically are less sensitive to worldwide economic and geopolitical pressures on a daily and weekly basis. By the end of September, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.22%, an increase of approximately 15 basis points during the past year. Long-term Aaa-rated municipal bond yields, as reported by Municipal Market Data, exhibited even smaller increases over the past year, rising 10 basis points to 4.73%.

The municipal market's outperformance of the U.S. Treasury market during the fiscal year has been especially impressive given the dramatic increase in new bond issuance. Over the past 12 months, municipalities have issued more than $390 billion in new securities, an increase of nearly 15% compared to last year's issuance. Recent semi-annual issuance has, in fact, exceeded the annual issuance seen during much of the mid-1990s. Historically low interest rates throughout the past year have been used by state and local governments as an opportunity to finance existing infrastructure needs and refinance outstanding, higher-couponed issues. Current estimates for 2003 municipal bond new issuance are approximately $350 billion, similar to 2002's record high issuance.

As an asset class, municipal bonds have remained an attractive investment alternative, especially relative to U.S. Treasury issues. At the end of September 2003, long-term tax-exempt bond yields were 90%-95% of comparable U.S. Treasury issues, well in excess of their recent historic average of 85%- 88%. Current yield ratios have made municipal securities attractive to both retail and institutional investors. We expect the tax-exempt market's favorable technical position to remain stable in the near term, therefore, an increase in bond issuance during the remainder of 2003 is not likely to significantly impact the municipal bond market's performance. Looking forward, while many investors are concerned about how economic growth might affect bond prices and yield, we believe moderate economic growth, especially within a context of negligible inflationary pressure, should not greatly endanger the positive fixed income environment tax-exempt products have enjoyed.


4      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003

What developments in the state of New York affected the Fund?

Recent unemployment figures reveal some stabilization in the state's labor market. As of August 2003, unemployment rates remained in the area of 6%, comparable to the national average and down from the high of 6.9% at the beginning of the year. First-quarter personal income figures released by the U.S. Bureau of Economic Analysis indicate the state registered a decline of 1.1% over the previous quarter. Historically, personal income and employment have been partly dependent on the financial industry. With the Standard & Poor's 500 Index up 24.4% for the 12 months ended September 30, 2003, and the accompanying increase in security industry profits, New York should experience an increase in the receipt of personal income taxes into state coffers. The state Department of Budget is forecasting a potential budget gap of $5 billion - $6 billion for fiscal year 2004-2005.

How did the Fund perform during the fiscal year?

For the 12-month period ended September 30, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +2.89%, +2.38%, +2.38% and +2.89%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) The Fund underperformed the +3.89% return of the unmanaged benchmark Lehman Brothers Municipal Bond Index but performed in line with the +2.75% average return of the Lipper New York Municipal Debt Funds for the same period. (Funds in this Lipper category invest in securities that are exempt from New York state or city taxes.)

It is important to note that the Lehman Brothers Municipal Bond Index measures the performance of municipal bonds nationally, while the Fund's investment is limited to New York issues. This would account for the 100 basis point variance in returns.

What changes were made to the portfolio during the period?

We remained focused on enhancing the Fund's dividend stream and reducing net asset value volatility in a highly variable interest rate environment. The only meaningful change during the fiscal year was an increase in the Fund's allocation to high yield bonds, which typically have longer durations but tend to be less sensitive to interest rate volatility.

The high yield market has enjoyed a significant rally since October 2002. Although the high yield portion of the tax-exempt market did not keep pace with the rally seen in the taxable high yield market, municipal credit spreads did tighten over the past 12 months. The portfolio's high yield bonds performed particularly well as interest rates rose in the last quarter of the fiscal year. Overall, we increased the portfolio's position in high yield bonds from 8.5% of total assets at September 30, 2002 to 11.1% at September 30, 2003.

How would you characterize the Fund's position at the close of the period?

The Fund was structured defensively in preparation for another increase in interest rates, which we expect to see in the near term. As interest rates rise, net asset values tend to decline. By maintaining a defensive posture, we believe the Fund is positioned to perform well as the economy strengthens and interest rates trend upward.

Walter C. O'Connor
Co-Portfolio Manager

Robert D. Sneeden
Co-Portfolio Manager

November 19, 2003

--------------------------------------------------------------------------------
We are pleased to announce that Walter C. O'Connor and Robert D. Sneeden have been named Co-Portfolio Managers and are responsible for the day-to-day management of Merrill Lynch New York Municipal Bond Fund. Mr. O'Connor has been Managing Director of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2003 and was Director thereof from 1997 to 2003. He has been Portfolio Manager of MLIM since 1991. Mr. Sneeden has been Vice President of MLIM since 1998 and Assistant Vice President of MLIM from 1994 to 1998. He has been Portfolio Manager of MLIM since 1994.
--------------------------------------------------------------------------------


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003      5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

o Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                      Ten-Year/
                                                        6-Month        12-Month    Since Inception  Standardized
As of September 30, 2003                             Total Return    Total Return    Total Return   30-Day Yield
================================================================================================================
ML New York Municipal Bond Fund Class A Shares*         +2.88%          +2.89%          +66.61%         4.29%
----------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class B Shares*         +2.67           +2.38           +50.36          4.07
----------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class C Shares*         +2.62           +2.38           +59.36          3.97
----------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class I Shares*         +2.92           +2.89           +58.17          4.39
----------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                  +2.66           +3.89        +79.58/+87.40        --
----------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.

** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The ten-year/since inception total returns are for ten years and from 10/31/94, respectively.


6      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003

ML New York Municipal Bond Fund's Class A and Class C Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A and Class C Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to September 2003:

                                    10/21/94**       9/95              9/96             9/97              9/98             9/99
ML New York
Municipal Bond Fund+--
Class A Shares*                     $ 9,600          $10,366           $10,999          $11,954           $13,129          $12,369

ML New York
Municipal Bond Fund+--
Class C Shares*                     $10,000          $10,756           $11,355          $12,277           $13,416          $12,577

                                    9/00             9/01              9/02             9/03
ML New York
Municipal Bond Fund+--
Class A Shares*                     $12,996          $14,429           $15,545          $15,995

ML New York
Municipal Bond Fund+--
Class C Shares*                     $13,148          $14,522           $15,566          $15,936

                                    10/31/94**       9/95              9/96             9/97              9/98             9/99
Lehman Brothers Municipal
Bond Index++                        $10,000          $11,319           $12,003          $13,085           $14,225          $14,126

                                    9/00             9/01              9/02             9/03
Lehman Brothers Municipal
Bond Index++                        $14,999          $16,558           $18,038          $18,740

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**    Commencement of operations.

+ ML New York Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.

++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index is from 10/31/94.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/03                                +2.89%          -1.22%
--------------------------------------------------------------------------------
Five Years Ended 9/30/03                              +4.03           +3.18
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/03                                       +5.87           +5.39
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.

**    Assuming maximum sales charge.

                                                    % Return        % Return
                                                  Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/03                                +2.38%          +1.39%
--------------------------------------------------------------------------------
Five Years Ended 9/30/03                              +3.50           +3.50
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/03                                       +5.35           +5.35
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**    Assuming payment of applicable contingent deferred sales charge.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003      7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

ML New York Municipal Bond Fund's Class B and Class I Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Funds's Class B Shares and Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from September 1993 to September 2003:

                                    9/93             9/94              9/95             9/96              9/97
ML New York
Municipal Bond Fund+--
Class B Shares*                     $10,000          $9,434            $10,076          $10,648           $11,515

ML New York
Municipal Bond Fund+--
Class I Shares*                     $ 9,600          $9,104            $ 9,773          $10,380           $11,283

Lehman Brothers Municipal
Bond Index++                        $10,000          $9,756            $10,847          $11,502           $12,539

                                    9/98             9/99              9/00             9/01              9/02             9/03
ML New York
Municipal Bond Fund+--
Class B Shares*                     $12,596          $11,819           $12,379          $13,687           $14,685          $15,036

ML New York
Municipal Bond Fund+--
Class I Shares*                     $12,404          $11,698           $12,303          $13,673           $14,757          $15,185

Lehman Brothers Municipal
Bond Index++                        $13,632          $13,537           $14,373          $15,867           $17,285          $17,958

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

+ ML New York Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.

++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                     % Return        % Return
                                                   Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/03                                +2.38%          -1.53%
--------------------------------------------------------------------------------
Five Years Ended 9/30/03                              +3.60           +3.28
--------------------------------------------------------------------------------
Ten Years Ended 9/30/03                               +4.16           +4.16
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**    Assuming payment of applicable contingent deferred sales charge.

                                                % Return Without  % Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 9/30/03                                +2.89%          -1.22%
--------------------------------------------------------------------------------
Five Years Ended 9/30/03                              +4.13           +3.28
--------------------------------------------------------------------------------
Ten Years Ended 9/30/03                               +4.69           +4.27
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.

**    Assuming maximum sales charge.


8      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003

Schedule of Investments                                           (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount   Municipal Bonds                                                        Value
=================================================================================================================================
New York--88.7%       AA        NR*       $1,175   Albany, New York, IDA, Civic Facility Revenue Bonds (University
                                                   Heights--Albany Law School), Series A, 6.75% due 12/01/2019           $  1,414
                      -----------------------------------------------------------------------------------------------------------
                                                   Cicero, New York, Local Development Corporation Revenue Bonds
                                                   (Cicero Community Recreation Project), Series A:
                      NR*       Ba1          500       6.625% due 5/01/2021                                                   498
                      NR*       Ba1        5,060       6.75% due 5/01/2042                                                  5,049
                      -----------------------------------------------------------------------------------------------------------
                                                   Erie County, New York, IDA, Life Care Community Revenue Bonds
                                                   (Episcopal Church Home), Series A:
                      NR*       NR*        1,500       5.875% due 2/01/2018                                                 1,527
                      NR*       NR*        3,000       6% due 2/01/2028                                                     3,028
                      -----------------------------------------------------------------------------------------------------------
                                                   Erie County, New York, IDA, School Facility Revenue Bonds (City
                                                   of Buffalo Project) (c):
                      AAA       Aaa        1,755       5.75% due 5/01/2021                                                  1,951
                      AAA       Aaa        1,775       5.75% due 5/01/2024                                                  1,955
                      -----------------------------------------------------------------------------------------------------------
                                                   Hempstead Town, New York, IDA, Civic Facility Revenue Bonds
                                                   (Adelphi University Civic Facility):
                      A-        NR*        1,700       5.75% due 6/01/2022                                                  1,831
                      A-        NR*        2,500       5.50% due 6/01/2032                                                  2,592
                      -----------------------------------------------------------------------------------------------------------
                                                   Metropolitan Transportation Authority, New York, Commuter
                                                   Facilities Revenue Refunding Bonds (h):
                      AAA       Aaa          100       Series B, 5.125% due 7/01/2024 (a)                                     105
                      AAA       Aaa        2,750       Series D, 5% due 7/01/2016 (d)                                       3,017
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        1,000   Metropolitan Transportation Authority, New York, Dedicated Tax
                                                   Fund Revenue Bonds, Series A, 6.125% due 4/01/2010 (b)(e)                1,197
                      -----------------------------------------------------------------------------------------------------------
                      NR*       Aaa        2,100   Metropolitan Transportation Authority, New York, Revenue
                                                   Refunding Bonds, RIB, Series 724X, 10.17% due 11/15/2032 (g)             2,539
                      -----------------------------------------------------------------------------------------------------------
                      AA-       A3         2,500   Metropolitan Transportation Authority, New York, Service
                                                   Contract Revenue Refunding Bonds, Series A, 5.125% due 1/01/2024         2,552
                      -----------------------------------------------------------------------------------------------------------
                                                   Metropolitan Transportation Authority, New York, Transportation
                                                   Revenue Refunding Bonds (d):
                      AAA       Aaa          800       Series E, 5.125% due 11/15/2024                                        827
                      AAA       Aaa        2,500       Series F, 5.25% due 11/15/2027                                       2,605
                      -----------------------------------------------------------------------------------------------------------
                      NR*       Baa3         445   Monroe County, New York, IDA, Student Housing Revenue Bonds
                                                   (Collegiate), Series A, 5.375% due 4/01/2029                               434
                      -----------------------------------------------------------------------------------------------------------
                                                   New York City, New York, City Housing Development Corporation,
                                                   Series A:
                      AA        Aa2        2,500       M/F Housing Revenue Bonds, AMT, 5.50% due 11/01/2034                 2,579
                      NR*       Aa3        3,485       Presidential Revenue Bonds (The Animal Medical Center), 5.50%
                                                       due 12/01/2033                                                       3,601
                      -----------------------------------------------------------------------------------------------------------
                                                   New York City, New York, City IDA, Civic Facility Revenue Bonds:
                      NR*       NR*          700       (A Very Special Place Inc. Project), Series A, 6.125%
                                                       due 1/01/2013                                                          702
                      NR*       NR*        1,600       (A Very Special Place Inc. Project), Series A, 7%
                                                       due 1/01/2033                                                        1,639
                      BBB-      NR*        6,000       (PSCH Inc. Project), 6.375% due 7/01/2033                            6,181
                      NR*       NR*        2,500       Series C, 6.80% due 6/01/2028                                        2,535
                      NR*       NR*        1,000       (Special Needs Facility Pooled Program), Series A-1, 6.50%
                                                       due 7/01/2017                                                        1,024
                      NR*       NR*        2,540       (Special Needs Facility Pooled Program), Series C-1, 6.50%
                                                       due 7/01/2017                                                        2,597
                      -----------------------------------------------------------------------------------------------------------
                      AAA       NR*        1,000   New York City, New York, City IDA, Mortgage Revenue Bonds
                                                   (Eger Harbor House Inc. Project), Series A, 5.875%
                                                   due 5/20/2044 (i)                                                        1,093
                      -----------------------------------------------------------------------------------------------------------
                      NR*       NR*        2,000   New York City, New York, City IDA Revenue Bonds (Visy Paper Inc.
                                                   Project), AMT, 7.95% due 1/01/2028                                       2,062

Portfolio Abbreviations

To simplify the listings of Merrill Lynch New York Municipal Bond Fund's holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003      9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount   Municipal Bonds                                                        Value
=================================================================================================================================
New York                                           New York City, New York, City IDA, Special Facilities Revenue
(continued)                                        Bonds, AMT:
                      B-        Caa1      $1,965       (Northwest Airlines Inc.), 6% due 6/01/2027                       $  1,377
                      BBB+      A3         3,250       (Terminal One Group Association Project), 6.125% due 1/01/2024       3,365
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        1,000   New York City, New York, City Municipal Water Finance Authority,
                                                   Water and Sewer System Revenue Bonds, Series B, 5.50%
                                                   due 6/15/2027 (d)                                                        1,069
                      -----------------------------------------------------------------------------------------------------------
                                                   New York City, New York, GO, Refunding:
                      A         Aaa          885       Series B, 6.375% due 8/15/2005 (e)                                     980
                      A         A2         1,280       Series B, 6.375% due 8/15/2009                                       1,401
                      A         A2         2,700       Series G, 5.75% due 2/01/2020                                        2,934
                      A         A2         3,500       Series J, 6% due 8/01/2017                                           3,928
                      -----------------------------------------------------------------------------------------------------------
                      NR*       NR*        6,895   New York City, New York, IDA, Civic Facilities Revenue Bonds
                                                   (New York Blood Center Inc. Project), 7.25% due 5/01/2004 (e)            7,134
                      -----------------------------------------------------------------------------------------------------------
                                                   New York City, New York, IDA, Special Facilities Revenue
                                                   Bonds, AMT:
                      CCC       Caa2       3,500       (1990 American Airlines Inc. Project), 5.40% due 7/01/2020           2,030
                      BB+       Ba2        3,000       (British Airways PLC Project), 5.25% due 12/01/2032                  2,017
                      -----------------------------------------------------------------------------------------------------------
                                                   New York State Dormitory Authority, Lease Revenue Refunding
                                                   Bonds (Court Facilities), Series A:
                      A         A3         1,000       5.50% due 5/15/2020                                                  1,069
                      A         A3         1,250       5.375% due 5/15/2023                                                 1,297
                      -----------------------------------------------------------------------------------------------------------
                                                   New York State Dormitory Authority Revenue Bonds:
                      AAA       Aaa        1,000       (Jewish Board of Family and Children), 5% due 7/01/2023 (a)          1,027
                      NR*       A3         1,000       (North Shore Long Island Jewish Group), 5.50% due 5/01/2033          1,013
                      AAA       Aaa        1,035       (School Districts Bond Financing Program), Series J, 5.125%
                                                       due 10/01/2022 (d)                                                   1,083
                      AAA       Aaa        1,090       (School Districts Bond Financing Program), Series J, 5.125%
                                                       due 10/01/2023 (d)                                                   1,133
                      AAA       Aaa        1,145       (School Districts Bond Financing Program), Series J, 5.125%
                                                       due 10/01/2024 (d)                                                   1,183
                      AAA       Aaa        2,380       (School Districts Financing Program), Series E, 5.75%
                                                       due 10/01/2030 (d)                                                   2,624
                      AAA       NR*        2,500       (Willow Towers Inc. Project), 5.40% due 2/01/2034 (i)                2,604
                      -----------------------------------------------------------------------------------------------------------
                                                   New York State Dormitory Authority, Revenue Refunding Bonds (Mount
                                                   Sinai Health), Series A:
                      BB        Ba1        2,500       6.50% due 7/01/2016                                                  2,533
                      BB        Ba1        4,850       6.625% due 7/01/2018                                                 4,951
                      BB        Ba1        2,500       6.625% due 7/01/2019                                                 2,552
                      BB        Ba1        1,175       6.50% due 7/01/2025                                                  1,191
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        6,400   New York State Energy Research and Development Authority,
                                                   Facilities Revenue Refunding Bonds (Consolidated Edison Co. of
                                                   New York), Series A, 6.10% due 8/15/2020 (a)                             6,984
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        2,000   New York State Energy Research and Development Authority, PCR,
                                                   Refunding (Central Hudson Gas and Electric), Series A, 5.45%
                                                   due 8/01/2027 (a)                                                        2,124
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        3,000   New York State Environmental Facilities Corporation, Special
                                                   Obligation Revenue Refunding Bonds (Riverbank State Park), 6.25%
                                                   due 4/01/2012 (a)                                                        3,605
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        4,380   New York State Environmental Facilities Corporation, State Clean
                                                   Water and Drinking Revenue Refunding Bonds, 5% due 6/15/2032             4,450
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        3,600   New York State, HFA, Revenue Refunding Bonds (Housing Mortgage
                                                   Project), Series A, 6.10% due 11/01/2015 (c)                             3,859
                      -----------------------------------------------------------------------------------------------------------
                                                   New York State Mortgage Agency Revenue Bonds, AMT:
                      NR*       Aaa        2,800       DRIVERS, Series 191, 10.35% due 4/01/2030 (g)                        3,286
                      NR*       Aa1        3,000       Series 101, 5.40% due 4/01/2032                                      3,062
                      -----------------------------------------------------------------------------------------------------------
                      AA-       Aa3        2,320   New York State Thruway Authority, General Revenue Bonds, Series D,
                                                   5.50% due 1/01/2017                                                      2,561
                      -----------------------------------------------------------------------------------------------------------
                                                   New York State Thruway, Transportation Authority, State Personal
                                                   Income Tax Revenue Bonds, Series A (d):
                      AAA       Aaa          500       5% due 3/15/2020                                                       526
                      AAA       Aaa          500       5% due 3/15/2022                                                       518
                      -----------------------------------------------------------------------------------------------------------
                      AA        A1         2,000   New York State Urban Development Corporation, Personal Income Tax
                                                   Revenue Bonds (State Facilities), Series A, 5.50% due 3/15/2032          2,116
                      -----------------------------------------------------------------------------------------------------------
                                                   New York State Urban Development Corporation Revenue Bonds (Youth
                                                   Facilities Services Contract), Series B (e):
                      AA-       A3         1,675       6% due 4/01/2010                                                     2,007
                      AA-       A3           750       6.125% due 4/01/2010                                                   904
                      AA-       A3           615       6.25% due 4/01/2010                                                    746


10     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount   Municipal Bonds                                                        Value
=================================================================================================================================
New York                                           New York State Urban Development Corporation, Revenue Refunding
(concluded)                                        Bonds:
                      AA-       A3        $1,685       (Clarkson Center Advance Materials), 5.50% due 1/01/2020          $  1,890
                      AA-       A3         3,500       (University Facility Grants), 5.50% due 1/01/2019                    3,949
                      -----------------------------------------------------------------------------------------------------------
                      BBB       Baa1       7,975   Niagara County, New York, IDA, Solid Waste Disposal Revenue
                                                   Refunding Bonds, AMT, Series A, 5.45% due 11/15/2026                     8,366
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        3,000   Niagara, New York, Frontier Authority, Airport Revenue Bonds
                                                   (Greater Buffalo International Airport), AMT, Series A, 6.125%
                                                   due 4/01/2014 (a)                                                        3,135
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        1,000   North Country, New York, Development Authority, Solid Waste
                                                   Management System Revenue Refunding Bonds, 6% due 5/15/2015 (c)          1,200
                      -----------------------------------------------------------------------------------------------------------
                                                   Onondaga County, New York, IDA, Revenue Bonds (Air Cargo), AMT:
                      NR*       Baa3       3,975       6.125% due 1/01/2032                                                 3,964
                      NR*       Ba1        1,365       7.25% due 1/01/2032                                                  1,370
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        4,075   Port Authority of New York and New Jersey, Revenue Bonds, Trust
                                                   Receipts, AMT, Class R, Series 10, 10.334% due 1/15/2017 (c)(g)          4,932
                      -----------------------------------------------------------------------------------------------------------
                      NR*       Aaa        6,000   Port Authority of New York and New Jersey, Special Obligation
                                                   Revenue Bonds, RIB, AMT, Series 243, 11.11% due 12/01/2010 (d)(g)        7,901
                      -----------------------------------------------------------------------------------------------------------
                      NR*       NR*        3,009   Schenectady, New York, GO, BAN, Series B, 3.75% due 5/28/2004            3,020
                      -----------------------------------------------------------------------------------------------------------
                                                   Suffolk County, New York, IDA, Civic Facility Revenue Bonds:
                      BBB       Baa1       2,000       (Huntington Hospital Project), Series B, 5.875% due 11/01/2032       2,059
                      NR*       NR*          135       (Special Needs Facilities Pooled Program), Series D-1, 6.50%
                                                       due 7/01/2017                                                          136
                      -----------------------------------------------------------------------------------------------------------
                      NR*       NR*        5,000   Suffolk County, New York, IDA, IDR, Refunding (Nissequogue
                                                   Cogeneration Partners Facility), AMT, 5.50% due 1/01/2023                4,625
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        7,155   Suffolk County, New York, IDA, Solid Waste Disposal Facility
                                                   Revenue Refunding Bonds (Ogden Martin System Huntington Project),
                                                   AMT, 6.25% due 10/01/2012 (a)                                            8,527
                      -----------------------------------------------------------------------------------------------------------
                                                   Tobacco Settlement Financing Corporation, New York, Revenue Bonds,
                                                   Series A-1 (a):
                      AAA       NR*        1,375       5.25% due 6/01/2021                                                  1,457
                      AAA       NR*        1,890       5.25% due 6/01/2022                                                  1,991
                      -----------------------------------------------------------------------------------------------------------
                                                   Tompkins County, New York, IDA, Care Community Revenue Refunding
                                                   Bonds (Kendal Ithaca), Series A-2:
                      BBB       NR*          900       5.75% due 7/01/2018                                                    934
                      BBB       NR*        1,000       6% due 7/01/2024                                                     1,043
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        4,000   Triborough Bridge and Tunnel Authority, New York, Revenue
                                                   Refunding Bonds, 5.25% due 11/15/2023 (d)                                4,219
                      -----------------------------------------------------------------------------------------------------------
                      A+        A1         2,210   Triborough Bridge and Tunnel Authority, New York, Subordinate
                                                   Revenue Bonds, 5.25% due 11/15/2030                                      2,285
                      -----------------------------------------------------------------------------------------------------------
                                                   Troy, New York, City School District, GO, Refunding (c):
                      AAA       Aaa          765       5.75% due 7/15/2017                                                    877
                      AAA       Aaa          805       5.75% due 7/15/2018                                                    922
                      AAA       Aaa          850       5.75% due 7/15/2019                                                    968
                      -----------------------------------------------------------------------------------------------------------
                                                   Utica, New York, IDA, Civic Facility Revenue Bonds:
                      NR*       Aa3        1,000       (Munson, Williams, Proctor Institute), 5.375% due 7/15/2020          1,091
                      NR*       Aa3        1,210       (Munson, Williams, Proctor Institute), 5.40% due 7/15/2030           1,278
                      NR*       NR*        2,505       (Utica College Project), Series A, 5.75% due 8/01/2028               2,406
                      -----------------------------------------------------------------------------------------------------------
                      NR*       NR*        5,200   Westchester County, New York, IDA, Continuing Care Retirement,
                                                   Mortgage Revenue Bonds (Kendal on Hudson Project), Series A,
                                                   6.50% due 1/01/2034                                                      5,197
                      -----------------------------------------------------------------------------------------------------------
                                                   Willsboro, New York, Central School District, GO, Refunding (b):
                      NR*       Aaa          655       5.75% due 6/15/2026                                                    717
                      NR*       Aaa          690       5.75% due 6/15/2027                                                    754
                      NR*       Aaa          730       5.75% due 6/15/2028                                                    797
                      NR*       Aaa          770       5.75% due 6/15/2029                                                    840


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003     11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                      S&P       Moody's   Face
                      Ratings+  Ratings+  Amount   Municipal Bonds                                                        Value
=================================================================================================================================
Guam--0.6%            AAA       Aaa       $1,500   Guam International Airport Authority, General Revenue Refunding
                                                   Bonds, AMT, Series C, 5.25% due 10/01/2022 (d)                        $  1,568
=================================================================================================================================
Puerto Rico--7.2%     BBB       Baa2       3,000   Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
                                                   Bonds, 5.625% due 5/15/2043                                              2,647
                      -----------------------------------------------------------------------------------------------------------
                      AAAr      Aaa        4,750   Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3,
                                                   10.067% due 7/01/2016 (d)(g)                                             6,330
                      -----------------------------------------------------------------------------------------------------------
                      A         Baa1       3,250   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                   Transportation Revenue Bonds, Series D, 5.75% due 7/01/2041              3,527
                      -----------------------------------------------------------------------------------------------------------
                      AAA       Aaa        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                                   Receipts, Class R, Series 16 HH, 10.064% due 7/01/2013 (c)(g)            1,360
                      -----------------------------------------------------------------------------------------------------------
                      CCC       Caa2       1,000   Puerto Rico Industrial, Medical and Environmental Pollution
                                                   Control Facilities Financing Authority, Special Facilities Revenue
                                                   Bonds (American Airlines Inc.), Series A, 6.45% due 12/01/2025             570
                      -----------------------------------------------------------------------------------------------------------
                      NR*       Baa2         800   Puerto Rico Industrial, Tourist, Educational, Medical and
                                                   Environmental Control Facilities Revenue Bonds (Cogeneration
                                                   Facility--AES Puerto Rico Project), AMT, 6.625% due 6/01/2026              829
                      -----------------------------------------------------------------------------------------------------------
                      BBB+      Baa3       1,000   Puerto Rico Public Finance Corporation Revenue Bonds
                                                   (Commonwealth Appropriation), Series E, 5.70% due 8/01/2025              1,055
                      -----------------------------------------------------------------------------------------------------------
                      NR*       Aa2        1,800   Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS,
                                                   Series 272, 9.38% due 8/01/2030 (g)                                      2,068
=================================================================================================================================
Virgin Islands--1.8%  BBB-      Baa3       4,500   Virgin Islands Government Refinery Facilities Revenue Bonds
                                                   (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                        4,520
                      -----------------------------------------------------------------------------------------------------------
                                                   Total Municipal Bonds (Cost--$238,441)--98.3%                          251,701
                      ===========================================================================================================

                                          Shares
                                          Held     Short-Term Securities
=================================================================================================================================
                                             423   CMA New York Municipal Money Fund (f)                                      423
                      -----------------------------------------------------------------------------------------------------------
                                                   Total Short-Term Securities (Cost--$423)--0.2%                             423
=================================================================================================================================
                                                   Total Investments (Cost--$238,864)--98.5%                              252,124

                                                   Unrealized Depreciation on Forward Interest Rate Swaps (j)--(0.6%)      (1,532)

                                                   Other Assets Less Liabilities--2.1%                                      5,317
                                                                                                                         --------
                                                   Net Assets--100.0%                                                    $255,909
                                                                                                                         ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                       423           $27
      --------------------------------------------------------------------------

(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2003.
(h)   Escrowed to maturity.
(i)   GNMA Collateralized.
(j) Forward interest rate swaps entered into as of September 30, 2003 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                         Notional    Unrealized
                                                          Amount    Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed
       rate equal to 4.547%

      Broker, Morgan Stanley Capital
       Services, Inc., Expires December 2023             $25,000     $(1,532)
      --------------------------------------------------------------------------

*     Not Rated.
+     Ratings of issues shown are unaudited.

      See Notes to Financial Statements.


12     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003

Statement of Assets and Liabilities

As of September 30, 2003
=====================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$238,863,644) ............                   $ 252,123,770
                   Cash .............................................................                          57,628
                   Receivables:
                      Interest ......................................................    $ 4,577,170
                      Securities sold ...............................................      2,335,000
                      Beneficial interest sold ......................................         33,246
                      Dividends from affiliates .....................................              6        6,945,422
                                                                                         -----------
                   Prepaid registration fees and other assets .......................                          41,580
                                                                                                        -------------
                   Total assets .....................................................                     259,168,400
                                                                                                        -------------
=====================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------
                   Unrealized depreciation on forward interest rate swaps ...........                       1,531,800
                   Payables:
                      Securities purchased ..........................................      1,013,010
                      Beneficial interest redeemed ..................................        301,315
                      Dividends to shareholders .....................................        296,123
                      Distributor ...................................................         50,833
                      Other affiliates ..............................................         14,509
                      Investment adviser ............................................          7,647        1,683,437
                                                                                         -----------
                   Accrued expenses and other liabilities ...........................                          44,053
                                                                                                        -------------
                   Total liabilities ................................................                       3,259,290
                                                                                                        -------------
=====================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------
                   Net assets .......................................................                   $ 255,909,110
                                                                                                        =============
=====================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------
                   Class A Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized ..........................                   $   1,339,717
                   Class B Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized ..........................                         698,942
                   Class C Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized ..........................                         148,890
                   Class I Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized ..........................                          91,496
                   Paid-in capital in excess of par .................................                     253,722,700
                   Undistributed investment income--net .............................    $   364,569
                   Accumulated realized capital losses on investments--net ..........    (12,185,530)
                   Unrealized appreciation on investments--net ......................     11,728,326
                                                                                         -----------
                   Total accumulated losses--net ....................................                         (92,635)
                                                                                                        -------------
                   Net assets .......................................................                   $ 255,909,110
                                                                                                        =============
=====================================================================================================================
Net Asset Value
---------------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $150,395,349 and 13,397,169 shares
                     of beneficial interest outstanding .............................                   $       11.23
                                                                                                        =============
                   Class B--Based on net assets of $78,510,069 and 6,989,417 shares
                     of beneficial interest outstanding .............................                   $       11.23
                                                                                                        =============
                   Class C--Based on net assets of $16,729,269 and 1,488,903 shares
                     of beneficial interest outstanding .............................                   $       11.24
                                                                                                        =============
                   Class I--Based on net assets of $10,274,423 and 914,956 shares
                     of beneficial interest outstanding .............................                   $       11.23
                                                                                                        =============

      See Notes to Financial Statements.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003     13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended September 30, 2003
=========================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------
                   Interest .............................................                    $ 14,836,881
                   Dividends from affiliates ............................                          27,167
                                                                                             ------------
                   Total income .........................................                      14,864,048
                                                                                             ------------
=========================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------
                   Investment advisory fees .............................    $ 1,443,859
                   Account maintenance and distribution fees--Class B ...        448,447
                   Account maintenance fees--Class A ....................        146,365
                   Accounting services ..................................        127,909
                   Account maintenance and distribution fees--Class C ...         94,392
                   Transfer agent fees--Class A .........................         78,054
                   Professional fees ....................................         57,591
                   Transfer agent fees--Class B .........................         55,441
                   Printing and shareholder reports .....................         49,519
                   Registration fees ....................................         43,616
                   Trustees' fees and expenses ..........................         21,061
                   Custodian fees .......................................         17,321
                   Pricing fees .........................................         15,259
                   Transfer agent fees--Class C .........................          9,547
                   Transfer agent fees--Class I .........................          5,723
                   Other ................................................         38,732
                                                                             -----------
                   Total expenses before reimbursement ..................      2,652,836
                   Reimbursement of expenses ............................        (19,802)
                                                                             -----------
                   Total expenses after reimbursement ...................                       2,633,034
                                                                                             ------------
                   Investment income--net ...............................                      12,231,014
                                                                                             ------------
=========================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
---------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net ....................                       5,692,407
                   Change in unrealized appreciation on investments--net                      (11,288,852)
                                                                                             ------------
                   Total realized and unrealized loss on investments--net                      (5,596,445)
                                                                                             ------------
                   Net Increase in Net Assets Resulting from Operations .                    $  6,634,569
                                                                                             ============

      See Notes to Financial Statements.


14     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003

Statements of Changes in Net Assets

                                                                                                      For the Year Ended
                                                                                                         September 30,
                                                                                               -------------------------------
Increase (Decrease) in Net Assets:                                                                  2003               2002
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net .................................................    $  12,231,014     $  12,060,734
                   Realized gain on investments--net ......................................        5,692,407         2,402,004
                   Change in unrealized appreciation/depreciation on investments--net .....      (11,288,852)        5,312,370
                                                                                               -------------------------------
                   Net increase in net assets resulting from operations ...................        6,634,569        19,775,108
                                                                                               -------------------------------
==============================================================================================================================
Dividends & Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net:
                      Class A .............................................................       (7,015,807)       (6,452,943)
                      Class B .............................................................       (3,930,531)       (4,726,367)
                      Class C .............................................................         (674,336)         (444,316)
                      Class I .............................................................         (524,923)         (668,372)
                   Realized gain on investments--net:
                      Class A .............................................................               --           (32,843)
                      Class B .............................................................               --           (28,101)
                      Class C .............................................................               --            (2,277)
                      Class I .............................................................               --            (3,313)
                                                                                               -------------------------------
                   Net decrease in net assets resulting from dividends
                     and distributions to shareholders ....................................      (12,145,597)      (12,358,532)
                                                                                               -------------------------------
==============================================================================================================================
Beneficial Interest Transactions
------------------------------------------------------------------------------------------------------------------------------
                   Net decrease in net assets derived from beneficial interest transactions      (13,394,701)      (16,620,449)
                                                                                               -------------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                   Total decrease in net assets ...........................................      (18,905,729)       (9,203,873)
                   Beginning of year ......................................................      274,814,839       284,018,712
                                                                                               -------------------------------
                   End of year* ...........................................................    $ 255,909,110     $ 274,814,839
                                                                                               ===============================
                      * Undistributed investment income--net ..............................    $     364,569     $     289,993
                                                                                               ===============================

      See Notes to Financial Statements.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003     15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                                 Class A@
The following per share data and ratios have been derived               ---------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended September 30,
                                                                        ---------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                    2003        2002        2001        2000        1999
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ..............    $  11.45     $  11.14    $  10.49    $  10.49    $  12.00
                                                                        ---------------------------------------------------------
                   Investment income--net ..........................         .54++        .51         .50         .50         .50
                   Realized and unrealized gain (loss) on
                     investments--net ..............................        (.22)         .32         .64         .01       (1.16)
                                                                        ---------------------------------------------------------
                   Total from investment operations ................         .32          .83        1.14         .51        (.66)
                                                                        ---------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net .......................        (.54)        (.52)       (.49)       (.50)       (.50)
                      Realized gain on investments--net ............          --           --+         --          --        (.32)
                      In excess of realized gain on investments--net          --           --          --        (.01)       (.03)
                                                                        ---------------------------------------------------------
                   Total dividends and distributions ...............        (.54)        (.52)       (.49)       (.51)       (.85)
                                                                        ---------------------------------------------------------
                   Net asset value, end of year ....................    $  11.23     $  11.45    $  11.14    $  10.49    $  10.49
                                                                        =========================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ..............        2.89%        7.73%      11.01%       5.08%      (5.79%)
                                                                        =========================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement ..................         .84%         .80%        .69%        .79%        .80%
                                                                        =========================================================
                   Expenses ........................................         .84%         .80%        .69%        .79%        .80%
                                                                        =========================================================
                   Investment income--net ..........................        4.83%        4.60%       4.56%       4.85%       4.49%
                                                                        =========================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands) ..........    $150,395     $145,267    $134,563    $126,138    $133,596
                                                                        =========================================================
                   Portfolio turnover ..............................       55.91%       53.86%      76.22%     149.47%     135.17%
                                                                        =========================================================

*     Total investment returns exclude the effects of sales charges.

+     Amount is less than $(.01) per share.

++    Based on average shares outstanding.

@     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


16     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003

                                                                                                 Class B
The following per share data and ratios have been derived                --------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended September 30,
                                                                         --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                     2003       2002        2001        2000        1999
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ...............    $  11.46    $  11.15    $  10.50    $  10.49    $  12.00
                                                                         --------------------------------------------------------
                   Investment income--net ...........................         .50++       .47         .45         .46         .46
                   Realized and unrealized gain (loss) on
                     investments--net ...............................        (.24)        .32         .64         .02       (1.16)
                                                                         --------------------------------------------------------
                   Total from investment operations .................         .26         .79        1.09         .48        (.70)
                                                                         --------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net ........................        (.49)       (.48)       (.44)       (.46)       (.46)
                      Realized gain on investments--net .............          --          --+         --          --        (.32)
                      In excess of realized gain on investments--net           --          --          --        (.01)       (.03)
                                                                         --------------------------------------------------------
                   Total dividends and distributions ................        (.49)       (.48)       (.44)       (.47)       (.81)
                                                                         --------------------------------------------------------
                   Net asset value, end of year .....................    $  11.23    $  11.46    $  11.15    $  10.50    $  10.49
                                                                         ========================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ...............        2.38%       7.29%      10.56%       4.75%      (6.18%)
                                                                         ========================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement ...................        1.25%       1.21%       1.10%       1.20%       1.21%
                                                                         ========================================================
                   Expenses .........................................        1.25%       1.21%       1.10%       1.20%       1.21%
                                                                         ========================================================
                   Investment income--net ...........................        4.41%       4.19%       4.16%       4.44%       4.07%
                                                                         ========================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands) ...........    $ 78,510    $102,847    $123,173    $133,180    $179,583
                                                                         ========================================================
                   Portfolio turnover ...............................       55.91%      53.86%      76.22%     149.47%     135.17%
                                                                         ========================================================

*     Total investment returns exclude the effects of sales charges.

+     Amount is less than $(.01) per share.

++    Based on average shares outstanding.

      See Notes to Financial Statements.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003     17

[LOGO] Merrill Lynch Investment Managers

                                                                                                Class C
The following per share data and ratios have been derived               -------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended September 30,
                                                                        -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                   2003         2002        2001       2000       1999
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ..............    $  11.46     $  11.15    $  10.50   $  10.50   $  12.01
                                                                        -------------------------------------------------------
                   Investment income--net ..........................         .48++        .45         .44        .45        .45
                   Realized and unrealized gain (loss) on
                     investments--net ..............................        (.22)         .32         .64        .01      (1.16)
                                                                        -------------------------------------------------------
                   Total from investment operations ................         .26          .77        1.08        .46       (.71)
                                                                        -------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net .......................        (.48)        (.46)       (.43)      (.45)      (.45)
                      Realized gain on investments--net ............          --           --+         --         --       (.32)
                      In excess of realized gain on investments--net          --           --          --       (.01)      (.03)
                                                                        -------------------------------------------------------
                   Total dividends and distributions ...............        (.48)        (.46)       (.43)      (.46)      (.80)
                                                                        -------------------------------------------------------
                   Net asset value, end of year ....................    $  11.24     $  11.46    $  11.15   $  10.50   $  10.50
                                                                        =======================================================
===============================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ..............        2.38%        7.19%      10.45%      4.55%     (6.26%)
                                                                        =======================================================
===============================================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement ..................        1.34%        1.31%       1.19%      1.30%      1.31%
                                                                        =======================================================
                   Expenses ........................................        1.35%        1.31%       1.19%      1.30%      1.31%
                                                                        =======================================================
                   Investment income--net ..........................        4.32%        4.10%       4.05%      4.34%      3.98%
                                                                        =======================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands) ..........    $ 16,729     $ 14,773    $  8,730   $  6,777   $  8,051
                                                                        =======================================================
                   Portfolio turnover ..............................       55.91%       53.86%      76.22%    149.47%    135.17%
                                                                        =======================================================

*     Total investment returns exclude the effects of sales charges.

+     Amount is less than $(.01) per share.

++    Based on average shares outstanding.

      See Notes to Financial Statements.


18     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003

Financial Highlights (concluded)

                                                                                                Class I@
The following per share data and ratios have been derived               ---------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended September 30,
                                                                        ---------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                   2003         2002        2001        2000        1999
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of year ..............    $  11.46     $  11.14    $  10.49    $  10.49    $  12.00
                                                                        ---------------------------------------------------------
                   Investment income--net ..........................         .55++        .52         .51         .51         .51
                   Realized and unrealized gain (loss) on
                     investments--net ..............................        (.23)         .33         .64         .01       (1.16)
                                                                        ---------------------------------------------------------
                   Total from investment operations ................         .32          .85        1.15         .52        (.65)
                                                                        ---------------------------------------------------------
                   Less dividends and distributions:
                      Investment income--net .......................        (.55)        (.53)       (.50)       (.51)       (.51)
                      Realized gain on investments--net ............          --           --+         --          --        (.32)
                      In excess of realized gain on investments--net          --           --          --        (.01)       (.03)
                                                                        ---------------------------------------------------------
                   Total dividends and distributions ...............        (.55)        (.53)       (.50)       (.52)       (.86)
                                                                        ---------------------------------------------------------
                   Net asset value, end of year ....................    $  11.23     $  11.46    $  11.14    $  10.49    $  10.49
                                                                        =========================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ..............        2.89%        7.93%      11.12%       5.19%      (5.70%)
                                                                        =========================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of reimbursement ..................         .74%         .71%        .59%        .70%        .70%
                                                                        =========================================================
                   Expenses ........................................         .74%         .71%        .59%        .70%        .70%
                                                                        =========================================================
                   Investment income--net ..........................        4.92%        4.69%       4.66%       4.95%       4.59%
                                                                        =========================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands) ..........    $ 10,275     $ 11,928    $ 17,553    $ 12,579    $ 15,522
                                                                        =========================================================
                   Portfolio turnover ..............................       55.91%       53.86%      76.22%     149.47%     135.17%
                                                                        =========================================================

*     Total investment returns exclude the effects of sales charges.

+     Amount is less than $(.01) per share.

++    Based on average shares outstanding.

@     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003     19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts-- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps-- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.


20     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

(h) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $10,841 has been reclassified between undistributed net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the year ended September 30, 2003, FAM reimbursed the Fund in the amount of $19,802.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A ................................                .10%             --
Class B ................................                .25%            .25%
Class C ................................                .25%            .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 3,845               $30,471
Class I ............................               $   345               $ 3,379
--------------------------------------------------------------------------------

For the year ended September 30, 2003, MLPF&S received contingent deferred sales charges of $93,101 and $3,407 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $9,262 relating to transactions subject to front-end sales charge waivers in Class I Shares.

In addition, MLPF&S received $1,595 in commissions on the execution of portfolio security transactions for the Fund for the year ended September 30, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended September 30, 2003, the Fund reimbursed FAM $5,797 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003     21

[LOGO] Merrill Lynch Investment Managers

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2003 were $142,291,128 and $153,283,266, respectively.

Net realized gains (losses) for the year ended September 30, 2003 and net unrealized gains (losses) as of September 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)       Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................        $  6,628,450         $ 13,260,126
Financial futures contracts ..........            (675,005)                  --
Forward interest rate swaps ..........            (261,038)          (1,531,800)
                                              ---------------------------------
Total ................................        $  5,692,407         $ 11,728,326
                                              =================================

As of September 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $13,225,429, of which $14,368,529 related to appreciated securities and $1,143,100 related to depreciated securities. The aggregate cost of investments at September 30, 2003 for Federal income tax purposes was $238,898,341.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $13,394,701 and $16,620,449 for the years ended September 30, 2003 and September 30, 2002, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended September 30, 2003+                           Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           352,853       $  3,982,923
Automatic conversion of shares ...........         1,289,920         14,510,769
Shares issued to shareholders in
  reinvestment of dividends ..............           294,948          3,301,906
                                                -------------------------------
Total issued .............................         1,937,721         21,795,598
Shares redeemed ..........................        (1,225,504)       (13,734,324)
                                                -------------------------------
Net increase .............................           712,217       $  8,061,274
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2002+                           Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           276,777       $  3,079,551
Automatic conversion of shares ...........         1,436,697         15,988,829
Shares issued to shareholders in
  reinvestment of dividends
  & distributions ........................           306,438          3,401,606
                                                -------------------------------
Total issued .............................         2,019,912         22,469,986
Shares redeemed ..........................        (1,413,425)       (15,704,800)
                                                -------------------------------
Net increase .............................           606,487       $  6,765,186
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2003                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           671,466       $  7,542,923
Shares issued to shareholders in
  reinvestment of dividends ..............           181,399          2,032,183
                                                -------------------------------
Total issued .............................           852,865          9,575,106
Automatic conversion of shares ...........        (1,289,016)       (14,510,769)
Shares redeemed ..........................        (1,549,730)       (17,375,274)
                                                -------------------------------
Net decrease .............................        (1,985,881)      $(22,310,937)
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2002                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,079,355       $ 12,006,378
Shares issued to shareholders in
  reinvestment of dividends
  & distributions ........................           216,586          2,403,788
                                                -------------------------------
Total issued .............................         1,295,941         14,410,166
Automatic conversion of shares ...........        (1,435,785)       (15,988,829)
Shares redeemed ..........................        (1,934,016)       (21,517,343)
                                                -------------------------------
Net decrease .............................        (2,073,860)      $(23,096,006)
                                                ===============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2003                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           394,417        $ 4,440,527
Shares issued to shareholders in
  reinvestment of dividends ..............            38,176            427,880
                                                 ------------------------------
Total issued .............................           432,593          4,868,407
Shares redeemed ..........................          (232,488)        (2,601,567)
                                                 ------------------------------
Net increase .............................           200,105        $ 2,266,840
                                                 ==============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2002                             Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           725,709        $ 8,087,057
Shares issued to shareholders in
  reinvestment of dividends
  & distributions ........................            25,464            283,327
                                                 ------------------------------
Total issued .............................           751,173          8,370,384
Shares redeemed ..........................          (245,235)        (2,705,457)
                                                 ------------------------------
Net increase .............................           505,938        $ 5,664,927
                                                 ==============================


22     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2003+                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            81,095        $   903,589
Shares issued to shareholders in
  reinvestment of dividends ..............            23,782            266,391
                                                 ------------------------------
Total issued .............................           104,877          1,169,980
Shares redeemed ..........................          (231,116)        (2,581,858)
                                                 ------------------------------
Net decrease .............................          (126,239)       $(1,411,878)
                                                 ==============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2002+                            Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           439,027       $  4,875,103
Shares issued to shareholders in
  reinvestment of dividends
  & distributions ........................            31,100            345,123
                                                 ------------------------------
Total issued .............................           470,127          5,220,226
Shares redeemed ..........................        (1,003,898)       (11,174,782)
                                                 ------------------------------
Net decrease .............................          (533,771)      $ (5,954,556)
                                                 ==============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended September 30, 2003.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2003 and September 30, 2002 was as follows:

--------------------------------------------------------------------------------
                                                 9/30/2003            9/30/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..................          $12,145,597          $12,291,998
  Ordinary income ....................                   --               66,534
                                                --------------------------------
Total distributions ..................          $12,145,597          $12,358,532
                                                ================================

As of September 30, 2003, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $    219,786
Undistributed ordinary income--net ......................              61,739
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................             281,525
Capital loss carryforward ...............................         (10,218,311)*
Unrealized gains--net ...................................           9,844,151**
                                                                 ------------
Total accumulated losses--net ...........................        $    (92,635)
                                                                 ============

* On September 30, 2003, the Fund had a net capital loss carryforward of $10,218,311, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of losses on straddles.

7. Subsequent Event:

Cicero, New York Local Development Corporation failed to make its scheduled interest payment on November 3, 2003 for its revenue bond issue. The value of this security subsequent to September 30, 2003 reflects the default and the resulting notification by the town to FAM that it plans to cure the default.


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003     23

[LOGO] Merrill Lynch Investment Managers

Independent Auditors' Report

To the Shareholders and Board of Trustees of Merrill Lynch New York Municipal Bond
Fund of Merrill Lynch Multi-State Municipal
Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 21, 2003


24     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003

Officers and Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of Merrill Lynch Investment    122 Funds       None
Glenn*      Princeton, NJ  and          present  Managers, L.P. ("MLIM")/Fund Asset Management,        163 Portfolios
            08543-9011     Trustee      and      L.P. ("FAM")--Advised Funds since 1999;
            Age: 63                     1985 to  Chairman (Americas Region) of MLIM from 2000
                                        present  to 2002; Executive Vice President of MLIM and
                                                 FAM (which terms as used herein include their
                                                 corporate predecessors) from 1983 to 2002;
                                                 President of FAM Distributors, Inc. ("FAMD") from
                                                 1986 to 2002 and Director thereof from 1991 to
                                                 2002; Executive Vice President and Director of
                                                 Princeton Services, Inc. ("Princeton Services") from
                                                 1993 to 2002; President of Princeton Administrators,
                                                 L.P. from 1989 to 2002; Director of Financial Data
                                                 Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Trustee      1995 to  Director, The China Business Group, Inc. since        40 Funds        None
Bodurtha    Princeton, NJ               present  1996 and Executive Vice   President thereof from      59 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 59                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Trustee      2002 to  Member of the Committee of Investment of              40 Funds        Kimco
            Princeton, NJ               present  Employee Benefit Assets of the Association of         59 Portfolios   Realty
            08543-9095                           Financial Professionals ("CIEBA") since 1986                          Corporation
            Age: 68                              and its Chairman from 1991 to 1992; Member
                                                 of the Investment Advisory Committees of the
                                                 State of New York Common Retirement Fund
                                                 since 1989; Member of the Investment Advisory
                                                 Committee of the Howard Hughes Medical
                                                 Institute from 1997 to 2000; Director, Duke
                                                 Management Company since 1992 and Vice
                                                 Chairman thereof since 1998; Director, LaSalle
                                                 Street Fund from 1995 to 2001; Director, Kimco
                                                 Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998 and Vice Chairman
                                                 thereof since 2002; Director, Montpelier
                                                 Foundation since 1998 and Vice Chairman
                                                 thereof since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since
                                                 2000; Member of the Investment Committee of
                                                 the National Trust for Historic Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003     25

[LOGO] Merrill Lynch Investment Managers

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Trustee      1987 to  John M. Olin Professor of Humanities, New York        40 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     59 Portfolios
            08543-9095                           1980; President of Hudson Institute since 1997
            Age: 64                              and Trustee thereof since 1980.
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Trustee      1985 to  George Gund Professor of Finance and Banking,         40 Funds        None
Perold      Princeton, NJ               present  Harvard Business School since 2000 and a member       59 Portfolios
            08543-9095                           of the faculty since 1979; Director and Chairman
            Age: 51                              of the Board, UNX, Inc. since 2003; Director, Sanlam
                                                 Limited and Sanlam Life since 2001; Director,
                                                 Genbel Securities and Gensec Bank since 1999;
                                                 Director, Stockback.com from 2002 to 2002; Trustee,
                                                 Commonfund from 1989 to 2001; Director,
                                                 Bulldogresearch.com from 2000 to 2001; Director,
                                                 Sanlam Investment Management from 1999 to 2001;
                                                 Director, Quantec Limited from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Trustee      2000 to  Shareholder, Modrall, Sperling, Roehl, Harris &       40 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; Director of Cooper's, Inc.     59 Portfolios
Ramo        08543-9095                           since 1999 and Chairman of the Board since
            Age: 61                              2000; Director of ECMC, Inc. since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Trustee      2002 to  Principal of STI Management since 1994; Trustee       40 Funds        None
Salomon,    Princeton, NJ               present  of Commonfund from 1980 to 2001; Regular              59 Portfolios
Jr.         08543-9095                           columnist with Forbes magazine from 1992 to 2001;
            Age: 66                              Director of Rye Country Day School since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Trustee      2002 to  Chairman, Fernwood Advisors (investment adviser)      41 Funds        None
Swensrud    Princeton, NJ               present  since 1996; Principal of Fernwood Associates          60 Portfolios
            08543-9095                           (financial consultant) since 1975; Chairman of
            Age: 70                              RPP Corporation since 1978; Director, International
                                                 Mobile Communications, Inc. since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


26     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003

Officers and Trustees (unaudited) (concluded)

                                 Position(s) Length
                                 Held        of Time
Name              Address & Age  with Fund   Served*     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke   P.O. Box 9011  Vice        1993 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
                  Princeton, NJ  President   present     1999; Senior Vice President and Treasurer of Princeton Services since 1999;
                  08543-9011     and         and 1999    Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
                  Age: 43        Treasurer   to present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Jacob  P.O. Box 9011  Senior      2002 to     Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
                  Princeton, NJ  Vice        present     Management) of MLIM from 1997 to 2000.
                  08543-9011     President
                  Age: 52
------------------------------------------------------------------------------------------------------------------------------------
John M. Loffredo  P.O. Box 9011  Senior      2002 to     Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
                  Princeton, NJ  Vice        present     Management) of MLIM from 1998 to 2000.
                  08543-9011     President
                  Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Brian D. Stewart  P.O. Box 9011  Secretary   2003 to     Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed
                  Princeton, NJ              present     Smith from 2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
                  08543-9011
                  Age: 34
                   -----------------------------------------------------------------------------------------------------------------
                   * Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
                   Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
                   Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


       MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2003     27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New York Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #10344 -- 9/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

        Date: November 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

        Date: November 21, 2003


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

        Date: November 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.